                                                                                          Exhibit 99.1

                                    FORM 3 JOINT FILER INFORMATION

Name:                                          Advanced Equities Investments XXV, LLC
Address:                                       311 S. Wacker Dr., Ste. 1650
                                               Chicago, IL 60606
Relationship to Issuer:                        10% Owner
Designated Filer:                              Advanced Equities Financial Corp.
Date of Event Requiring Statement:             06/17/2010
Issuer Name and Ticker or Trading Symbol:      Motricity, Inc. (MOTR)

Name:                                          Advanced Equities Investments XXVI, LLC
Address:                                       311 S. Wacker Dr., Ste. 1650
                                               Chicago, IL 60606
Relationship to Issuer:                        10% Owner
Designated Filer:                              Advanced Equities Financial Corp.
Date of Event Requiring Statement:             06/17/2010
Issuer Name and Ticker or Trading Symbol:      Motricity, Inc. (MOTR)

Name:                                          Advanced Equities Investments XXXV, LLC
Address:                                       311 S. Wacker Dr., Ste. 1650
                                               Chicago, IL 60606
Relationship to Issuer:                        10% Owner
Designated Filer:                              Advanced Equities Financial Corp.
Date of Event Requiring Statement:             06/17/2010
Issuer Name and Ticker or Trading Symbol:      Motricity, Inc. (MOTR)

Name:                                          AEI Eastern Investments I, LLC
Address:                                       311 S. Wacker Dr., Ste. 1650
                                               Chicago, IL 60606
Relationship to Issuer:                        10% Owner
Designated Filer:                              Advanced Equities Financial Corp.
Date of Event Requiring Statement:             06/17/2010
Issuer Name and Ticker or Trading Symbol:      Motricity, Inc. (MOTR)

Name:                                          AEI Eastern Investments II, LLC
Address:                                       311 S. Wacker Dr., Ste. 1650
                                               Chicago, IL  60606
Relationship to Issuer:                        10% Owner
Designated Filer:                              Advanced Equities Financial Corp.
Date of Event Requiring Statement:             06/17/2010
Issuer Name and Ticker or Trading Symbol:      Motricity, Inc. (MOTR)

Name:                                          AEI Eastern Investments III, LLC
Address:                                       311 S. Wacker Dr., Ste. 1650
                                               Chicago, IL 60606
Relationship to Issuer:                        10% Owner
Designated Filer:                              Advanced Equities Financial Corp.
Date of Event Requiring Statement:             06/17/2010
Issuer Name and Ticker or Trading Symbol:      Motricity, Inc. (MOTR)

Name:                                          AEI Eastern Investments IV, LLC
Address:                                       311 S. Wacker Dr., Ste. 1650
                                               Chicago, IL  60606
Relationship to Issuer:                        10% Owner
Designated Filer:                              Advanced Equities Financial Corp.
Date of Event Requiring Statement:             06/17/2010
Issuer Name and Ticker or Trading Symbol:      Motricity, Inc. (MOTR)

Name:                                          AEI Trilogy Fund I, LLC
Address:                                       311 S. Wacker Dr., Ste. 1650
                                               Chicago, IL  60606
Relationship to Issuer:                        10% Owner
Designated Filer:                              Advanced Equities Financial Corp.
Date of Event Requiring Statement:             06/17/2010

Name:                                          AEI 2006 Venture Investments I, LLC
Address:                                       311 S. Wacker Dr., Ste. 1650
                                               Chicago, IL  60606
Relationship to Issuer:                        10% Owner
Designated Filer:                              Advanced Equities Financial Corp.
Date of Event Requiring Statement:             06/17/2010
Issuer Name and Ticker or Trading Symbol:      Motricity, Inc. (MOTR)

Name:                                          AEI 2006 Venture Investments II, LLC
Address:                                       311 S. Wacker Dr., Ste. 1650
                                               Chicago, IL  60606
Relationship to Issuer:                        10% Owner
Designated Filer:                              Advanced Equities Financial Corp.
Date of Event Requiring Statement:             06/17/2010
Issuer Name and Ticker or Trading Symbol:      Motricity, Inc. (MOTR)

Name:                                          AEI 2006 Venture Investments III, LLC
Address:                                       311 S. Wacker Dr., Ste. 1650
                                               Chicago, IL  60606
Relationship to Issuer:                        10% Owner
Designated Filer:                              Advanced Equities Financial Corp.
Date of Event Requiring Statement:             06/17/2010
Issuer Name and Ticker or Trading Symbol:      Motricity, Inc. (MOTR)

Name:                                          AEI 2006 Venture Investments IV, LLC
Address:                                       311 S. Wacker Dr., Ste. 1650
                                               Chicago, IL  60606
Relationship to Issuer:                        10% Owner
Designated Filer:                              Advanced Equities Financial Corp.
Date of Event Requiring Statement:             06/17/2010
Issuer Name and Ticker or Trading Symbol:      Motricity, Inc. (MOTR)

Name:                                          Advanced Equities Triangle Acquisitions I, LLC
Address:                                       311 S. Wacker Dr., Ste. 1650
                                               Chicago, IL  60606
Relationship to Issuer:                        10% Owner
Designated Filer:                              Advanced Equities Financial Corp.
Date of Event Requiring Statement:             06/17/2010
Issuer Name and Ticker or Trading Symbol:      Motricity, Inc. (MOTR)

Name:                                          Advanced Equities Triangle Acquisitions II, LLC
Address:                                       311 S. Wacker Dr., Ste. 1650
                                               Chicago, IL  60606
Relationship to Issuer:                        10% Owner
Designated Filer:                              Advanced Equities Financial Corp.
Date of Event Requiring Statement:             06/17/2010
Issuer Name and Ticker or Trading Symbol:      Motricity, Inc. (MOTR)

Name:                                          AEI 2007 Venture Investments III, LLC
Address:                                       311 S. Wacker Dr., Ste. 1650
                                               Chicago, IL  60606
Relationship to Issuer:                        10% Owner
Designated Filer:                              Advanced Equities Financial Corp.
Date of Event Requiring Statement:             06/17/2010
Issuer Name and Ticker or Trading Symbol:      Motricity, Inc. (MOTR)

Name:                                          AEI 2007 Venture Investments IV, LLC
Address:                                       311 S. Wacker Dr., Ste. 1650
                                               Chicago, IL  60606
Relationship to Issuer:                        10% Owner
Designated Filer:                              Advanced Equities Financial Corp.
Date of Event Requiring Statement:             06/17/2010
Issuer Name and Ticker or Trading Symbol:      Motricity, Inc. (MOTR)

Name:                                          AEI Silicon Valley Fund II, LLC
Address:                                       311 S. Wacker Dr., Ste. 1650
                                               Chicago, IL  60606
Relationship to Issuer:                        10% Owner
Designated Filer:                              Advanced Equities Financial Corp.
Date of Event Requiring Statement:             06/17/2010
Issuer Name and Ticker or Trading Symbol:      Motricity, Inc. (MOTR)

Name:                                          Advanced Equities Motricity Common Investments I, LLC
Address:                                       311 S. Wacker Dr., Ste. 1650
                                               Chicago, IL  60606
Relationship to Issuer:                        10% Owner
Designated Filer:                              Advanced Equities Financial Corp.
Date of Event Requiring Statement:             06/17/2010
Issuer Name and Ticker or Trading Symbol:      Motricity, Inc. (MOTR)

Name:                                          Advanced Equities Motricity Common Investments II, LLC
Address:                                       311 S. Wacker Dr., Ste. 1650
                                               Chicago, IL  60606
Relationship to Issuer:                        10% Owner
Designated Filer:                              Advanced Equities Financial Corp.
Date of Event Requiring Statement:             06/17/2010
Issuer Name and Ticker or Trading Symbol:      Motricity, Inc. (MOTR)

Name:                                          Advanced Equities Motricity Series I Investments I, LLC
Address:                                       311 S. Wacker Dr., Ste. 1650
                                               Chicago, IL  60606
Relationship to Issuer:                        10% Owner
Designated Filer:                              Advanced Equities Financial Corp.
Date of Event Requiring Statement:             06/17/2010
Issuer Name and Ticker or Trading Symbol:      Motricity, Inc. (MOTR)

Name:                                          AEI Wireless, LLC
Address:                                       311 S. Wacker Dr., Ste. 1650
                                               Chicago, IL  60606
Relationship to Issuer:                        10% Owner
Designated Filer:                              Advanced Equities Financial Corp.
Date of Event Requiring Statement:             06/17/2010
Issuer Name and Ticker or Trading Symbol:      Motricity, Inc. (MOTR)

Name:                                          AEI Wireless II, LLC
Address:                                       311 S. Wacker Dr., Ste. 1650
                                               Chicago, IL  60606
Relationship to Issuer:                        10% Owner
Designated Filer:                              Advanced Equities Financial Corp.
Date of Event Requiring Statement:             06/17/2010
Issuer Name and Ticker or Trading Symbol:      Motricity, Inc. (MOTR)

Name:                                          AEI Wireless III, LLC
Address:                                       311 S. Wacker Dr., Ste. 1650
                                               Chicago, IL  60606
Relationship to Issuer:                        10% Owner
Designated Filer:                              Advanced Equities Financial Corp.
Date of Event Requiring Statement:             06/17/2010
Issuer Name and Ticker or Trading Symbol:      Motricity, Inc. (MOTR)

Name:                                          Advanced Equities, Inc.
Address:                                       311 S. Wacker Dr., Ste. 1650
                                               Chicago, IL  60606
Relationship to Issuer:                        10% Owner
Designated Filer:                              Advanced Equities Financial Corp.
Date of Event Requiring Statement:             06/17/2010
Issuer Name and Ticker or Trading Symbol:      Motricity, Inc. (MOTR)

Name:                                          Advanced Equities Financial Corp.
Address:                                       311 S. Wacker Dr., Ste. 1650
                                               Chicago, IL  60606
Relationship to Issuer:                        10% Owner
Designated Filer:                              Advanced Equities Financial Corp.
Date of Event Requiring Statement:             06/17/2010
Issuer Name and Ticker or Trading Symbol:      Motricity, Inc. (MOTR)